UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event November 14, 2023

GLOBALTECH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775 624 4817

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events – Assignment of Ticker Symbol

On November 14, 2023, GlobalTech Corporation “GlobalTech” was assigned the trading symbol “GLTK” by FINRA. Company is listed on OTC Markets.

Trading shall commence once Depository Trust Company approves GlobalTech's application for eligibility of the shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Chief Executive Officer
Date: November 20, 2023

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